Exhibit 99.1

Monthly Operating Report

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

JUDGE: STEVEN A. FELSENTHAL

UNITED  STATES  BANKRUPTCY  COURT

NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

MONTHLY  OPERATING  REPORT

MONTH  ENDING: MARCH 31, 2003

IN  ACCORDANCE  WITH  TITLE  28,  SECTION  1746,  OF  THE  UNITED  STATES  CODE,  I DECLARE  UNDER  PENALTY  OF  PERJURY  THAT  I  HAVE  EXAMINED  THE  FOLLOWING MONTHLY  OPERATING  REPORT  (ACCRUAL BASIS-1  THROUGH  ACCRUAL BASIS-7)  AND THE  ACCOMPANYING  ATTACHMENTS  AND,  TO  THE  BEST  OF  MY  KNOWLEDGE,  THESE DOCUMENTS  ARE  TRUE,  CORRECT  AND  COMPLETE.  DECLARATION  OF  THE  PREPARER (OTHER  THAN  RESPONSIBLE  PARTY):  IS  BASED  ON  ALL  INFORMATION  OF  WHICH PREPARER  HAS  ANY  KNOWLEDGE.

RESPONSIBLE PARTY:

Robert H. Stone
Chief Restructuring Officer
Date: April 20, 2003

PREPARER:

Stephen N. Shapu
Director of Accounting
Date: April 20, 2003

Monthly Operating Report

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS - 1

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

COMPARATIVE BALANCE SHEET

		SCHEDULE	MONTH	MONTH	MONTH
		AMOUNT	JANUARY 2003	FEBRUARY 2003	MARCH 2003
ASSETS
1.	UNRESTRICTED CASH	$3,329,793	$3,221,158	$3,192,601	$3,234,652
2.	RESTRICTED CASH
3.	TOTAL CASH	$3,329,793	$3,221,158	$3,192,601	$3,234,652
4.	ACCOUNTS RECEIVABLE (NET)		$488	$0	$65
5.	INVENTORY
6.	NOTES RECEIVABLE
7.	PREPAID EXPENSES	$9,828	$216,842	$192,524	$168,438
8.	OTHER (ATTACH LIST)		$660,750	$610,750	$561,350
9.	TOTAL CURRENT ASSETS	$3,339,621	$4,099,238	$3,995,875	$3,964,505
10.	PROPERTY, PLANT & EQUIPMENT	$5,000	$60,687	$60,687	$60,687
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION		$57,223	$57,548	$57,812
12.	NET PROPERTY, PLANT & EQUIPMENT	$5,000	$3,464	$3,139	$2,875
13.	DUE FROM INSIDERS
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)
15.	OTHER (ATTACH LIST)	$1,075,798	$4,317,245	$4,308,128	$4,310,130
16.	TOTAL ASSETS	$4,420,419	$8,419,947	$8,307,142	$8,277,510
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$3,508	$5,314	$1,403
18.	TAXES PAYABLE
19.	NOTES PAYABLE
20.	PROFESSIONAL FEES
21.	SECURED DEBT
22.	OTHER (ATTACH LIST)		$10,918,669	$10,912,589	$15,317,325
23.	TOTAL POSTPETITION LIABILITIES		$10,922,177	$10,917,903	$15,318,728
PREPETITION LIABILITIES
24.	SECURED DEBT
25.	PRIORITY DEBT	$2,027	$2,027	$2,027	$2,027
26.	UNSECURED DEBT	$23,907	$23,995	$23,995	$23,995
27.	OTHER (ATTACH LIST)	$20,208,311	$8,018,773	$8,020,278	$8,021,931
28.	TOTAL PREPETITION LIABILITIES	$20,234,245	$8,044,795	$8,046,300	$8,047,953
29.	TOTAL LIABILITIES	$20,234,245	$18,966,972	$18,964,203	$23,366,681
EQUITY
30.	PREPETITION OWNERS’ EQUITY	$(15,813,826)	$(10,213,323)	$(10,213,323)	$(10,213,323)
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(347,532)	$(457,568)	$(4,889,678)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$13,830	$13,830	$13,830
33.	TOTAL EQUITY	$(15,813,826)	$(10,547,025)	$(10,657,061)	$(15,089,171)
34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$4,420,419	$8,419,947	$8,307,142	$8,277,510

Monthly Operating Report

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS - 1

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

ATTACHED LIST FOR THE FOLLOWING ITEMS:

	SCHEDULE AMOUNT	MONTH * January-03	MONTH * February-03	MONTH * March-03
LINE 8:
Trust Account Neligan, Tarpley	$—	$80,000	$40,000	$10,000
Trust Account Weil Gotshal	—	80,000	70,000	50,000
Accrued interest on CD	—	—	—	—
Amounts advanced to related parties**	—	750	750	1,350
Escrow Account 1996 Stockholder Lawsuit Settlement	—	500,000	500,000	500,000
	$—	$660,750	$610,750	$561,350

LINE 15:
Cash surrender value of life insurance policy	$79,805	$78,850	$78,578	$78,334
Class action lawsuit settlement with Federal Express	100	—	—	—
Major Medical Expense Benefit Trust	15,893	15,331	4,500	4,548
Alumet Partnership value	647,000	—	—	—
WD-40 contingent right value	68,000	—	—	—
Transitions II LP value	39,000	—	—	—
Estimated value of interests in subsidiaries:
Natmin Development	126,000	—	—	—
Riverside Insurance Co.	100,000	—	—	—
Equity value of investment in Chemlink Labs LLC	—	827,769	827,769	827,769
Note receivable from Chemlink Labs LLC plus accrued interest		220,095	222,081	224,279
Cost of investment in Presby Corp.	—	3,175,200	3,175,200	3,175,200
	$1,075,798	$4,317,245	$4,308,128	$4,310,130
LINE 22:
Accrued salaries	$—	$6,001	$7,130	$7,202
Accrued US Trustee Fee	—	1,250	1,000	—
GAAP investment in the following subsidiaries (equity basis):
Avatex Funding, Inc.	—	14,753,083	14,753,166	14,753,449
Davenport, Inc.	—	(4,400,772)	(4,405,651)	750
National Aluminum Corp	—	562,712	562,850	563,280
Natmin Development Corp	—	(3,988)	(6,372)	(8,106)
US HealthData Interchange, Inc.	—	383	466	750
	$—	$10,918,669	$10,912,589	$15,317,325

* Monthly amounts are based on GAAP financial statements.
** Amounts advanced to subsidiaries that are also in bankruptcy that do not have any cash resources of their own. The balances are as follows:

Avatex Funding (Case No. 02-81274-SAF-11)	$250	$250	$450
Davenport (Case No. 02-81287-SAF-11)	250	250	450
US HealthData Interchange, Inc. (Case No. 02-81284-SAF-11)	250	250	450
	$750	$750	$1,350

Monthly Operating Report

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS - 1

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

ATTACHED LIST FOR THE FOLLOWING ITEMS:

		SCHEDULE AMOUNT	MONTH * January-03	MONTH * February-03	MONTH * March-03
LINE 27:
Directors **	Directors Retirement	$837,000	$701,515	$705,397	$709,202
Butler, Abbey J.	Severance	628,738	628,738	628,738	628,738
Darnell, Tanis	Severance	94,875	94,875	94,875	94,875
Estrin, Melvyn	Severance	581,738	581,738	581,738	581,738
Murray, John	Severance	239,000	239,000	239,000	239,000
Overton, Linda	Severance	5,183	5,183	5,183	5,183
Schleier, Grady	Severance	259,000	259,000	259,000	259,000
Shapu, Stephen	Severance	—	94,875	94,875	94,875
Lee, Michael	Severance	—	5,530	5,530	5,530
Supplemental Pension **	Retirement Plan	630,595	662,571	668,041	673,511
William J. Rust	Additional death benefit	80,000	80,000	80,000	80,000
William D. Thompson	Additional death benefit	266,120	266,120	266,120	266,120
Wells Fargo Bank	Indenture Trustee	14,752,700	—	—	—
Liability for shares of Permian outstanding		—	88,722	88,722	88,722
Accrued bonuses		—	4,366	4,366	4,366
NII Pension GAAP liability **		—	13,259	14,074	14,889
Environmental liability accrual		—	426,825	426,825	426,825
Liability for 1996 stockholder lawsuit		—	500,000	500,000	500,000
Former employees	Retiree Health and Life	1,833,362	3,366,456	3,357,794	3,349,357
		$20,208,311	$8,018,773	$8,020,278	$8,021,931

Line 32:
FAS 115 unrealized gain on Presby -preferred stock treated as debt and carried at market value up to cost basis ***		$—	$13,830	$13,830	$13,830

* Monthly amounts are based on GAAP financial statements.

**                           Basis is determined using expense charge based on actuarial calculations at March 31, 2002 which is added to carryforward basis from prior year less claims paid.  Normally, trued-up with actuarial value at end of fiscal year when new calculations based on changes during year are made.

***                    Net change for period due to increase in fair value, but not to exceed cost or redemption value.

Monthly Operating Report

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS - 2

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

INCOME STATEMENT

		MONTH January-03	MONTH February-03	MONTH March-03	QUARTER TOTAL
REVENUES
1.	GROSS REVENUES				$0
2.	LESS: RETURNS & DISCOUNTS				$0
3.	NET REVENUE	$0	$0	$0	$0
COST OF GOODS SOLD
4.	MATERIAL				$0
5.	DIRECT LABOR				$0
6.	DIRECT OVERHEAD				$0
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$0	$0	$0	$0
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION	$21,142	$18,385	$19,304	$58,831
10.	SELLING & MARKETING				$0
11.	GENERAL & ADMINISTRATIVE	$151,199	$42,792	$39,954	$233,945
12.	RENT & LEASE	$587	$687	$687	$1,961
13.	OTHER (ATTACH LIST)	$12,654	$12,510	$12,432	$37,596
14.	TOTAL OPERATING EXPENSES	$185,582	$74,374	$72,377	$332,333
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(185,582)	$(74,374)	$(72,377)	$(332,333)
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)	$10,746	$9,525	$100,730	$121,001
17.	NON-OPERATING EXPENSE (ATT. LIST)				$0
18.	INTEREST EXPENSE				$0
19.	DEPRECIATION / DEPLETION	$378	$325	$264	$967
20.	AMORTIZATION				$0
21.	OTHER (ATTACH LIST)	$6,122	$6,959	$(4,405,664)	$(4,392,583)
22.	NET OTHER INCOME & EXPENSES	$16,490	$16,159	$(4,305,198)	$(4,272,549)
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$45,000	$50,000	$50,000	$145,000
24.	U.S. TRUSTEE FEES	$1,250	$(250)	$250	$1,250
25.	OTHER (ATTACH LIST)	$8,809	$2,071	$4,285	$15,165
26.	TOTAL REORGANIZATION EXPENSES	$55,059	$51,821	$54,535	$161,415
27.	INCOME TAX
28.	NET PROFIT (LOSS)	$(224,151)	$(110,036)	$(4,432,110)	$(4,766,297)

Monthly Operating Report

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS - 2

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

ATTACHED LIST FOR THE FOLLOWING ITEMS:

	Jan-03	Feb-03	Mar-03
Line 11:
Additional Prepetition severance costs	$100,405	$—	$—
Employee salaries and benefits	28,233	12,233	10,440
Insurance expense	23,516	23,800	23,291
Cost of transfer agent for common stock	3,000	3,000	3,000
Travel expenses	838	55	24
Other	(4,793)	3,704	3,199
	$151,199	$42,792	$39,954

Line 13:
GAAP Pension expense for directors pension	$3,970	$3,882	$3,805
GAAP Pension expense for the NII Pension plan	815	815	815
GAAP Pension expense for the retiree healthcare plan	1,713	1,713	1,713
Fees paid to Highmark Services for retiree healthcare	61	5	4
Fees paid to Spectrum HR for retiree healthcare	625	625	625
Accretion of discount on supplemental pension plans	5,470	5,470	5,470
	$12,654	$12,510	$12,432

Line 16:
Interest income on invested cash	$4,035	$3,539	$2,885
Sublease income on former home office	4,000	4,000	40,000
Proceeds from sale of computer equipment	25	—	—
Dividend income from WD-40 stock held in escrow	488	—	—
Investment partnership distribution	—	—	55,647
Interest income on note receivable	2,198	1,986	2,198
	$10,746	$9,525	$100,730

Line 21:
Equity in income of Natmin Development Corp	$1,582	$2,384	$1,734
Equity in income of Davenport, Inc.	4,879	4,879	(4,406,400)
Equity in loss of Avatex Funding, Inc.	(83)	(83)	(284)
Equity in loss of US HealthData Interchange, Inc.	(83)	(83)	(284)
Equity in loss of National Aluminum Corp	(173)	(138)	(430)
	$6,122	$6,959	$(4,405,664)

Line 25:
Cost of printing bankruptcy notices	$1,208	$2,071	$2,972
Shipping charges for bankruptcy notices	$101	$—	$1,188
Cost of mailing bankruptcy notices to stockholders	7,500	—	125
	$8,809	$2,071	$4,285

Monthly Operating Report

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS - 3

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

		MONTH January-03	MONTH February-03	MONTH March-03	QUARTER TOTAL
CASH RECEIPTS AND DISBURSEMENTS
1.	CASH - BEGINNING OF MONTH	$3,291,749	$3,221,158	$3,192,601	$3,291,749
RECEIPTS FROM OPERATIONS
2.	CASH SALES				$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION				$0
4.	POSTPETITION	$7,864	$4,000	$40,000	$51,864
5.	TOTAL OPERATING RECEIPTS	$7,864	$4,000	$40,000	$51,864
	NON - OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)				$0
7.	SALE OF ASSETS	$25			$25
8.	OTHER (ATTACH LIST)	$7,746	$3,547	$58,530	$69,823
9.	TOTAL NON-OPERATING RECEIPTS	$7,771	$3,547	$58,530	$69,848
10.	TOTAL RECEIPTS	$15,635	$7,547	$98,530	$121,712
11.	TOTAL CASH AVAILABLE	$3,307,384	$3,228,705	$3,291,131	$3,413,461
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$23,935	$16,804	$16,641	$57,380
13.	PAYROLL TAXES PAID	$16,713	$9,807	$9,660	$36,180
14.	SALES, USE & OTHER TAXES PAID				$0
15.	SECURED / RENTAL / LEASES	$67	$1,306	$687	$2,060
16.	UTILITIES	$592	$495	$462	$1,549
17.	INSURANCE	$487			$487
18.	INVENTORY PURCHASES				$0
19.	VEHICLE EXPENSES				$0
20.	TRAVEL	$1,044	$0	$78	$1,122
21.	ENTERTAINMENT				$0
22.	REPAIRS & MAINTENANCE	$29	$0	$236	$265
23.	SUPPLIES	$2,310	$268	$3,499	$6,077
24.	ADVERTISING				$0
25.	OTHER (ATTACH LIST)	$31,740	$7,424	$18,860	$58,024
26.	TOTAL OPERATING DISBURSEMENTS	$76,917	$36,104	$50,123	$163,144
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES				$0
28.	U.S. TRUSTEE FEES	$500			$500
29.	OTHER (ATTACH LIST)	$8,809		$6,356	$15,165
30.	TOTAL REORGANIZATION EXPENSES	$9,309	$0	$6,356	$15,665
31.	TOTAL DISBURSEMENTS	$86,226	$36,104	$56,479	$178,809
32.	NET CASH FLOW	$(70,591)	$(28,557)	$42,051	$(57,097)
33.	CASH - END OF MONTH	$3,221,158	$3,192,601	$3,234,652	$3,234,652

Monthly Operating Report

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS - 3

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

ATTACHED LIST FOR THE FOLLOWING ITEMS:

	January-03	February-03	March-03
Line 8:
Revenue for Natmin Development deposited by Avatex *	$(2,706)	$—	$—
Partnership distribution	—	—	55,647
Refund of legal fees paid prior to bankruptcy filing	5,476	—	—
Fee paid for copies of Pension Plan	12	12	—
Interest on CD maturing in January	1,116	—	—
Interest received from Bank of Texas	3,848	3,535	2,883
	$7,746	$3,547	$58,530

Line 25:
Payment to ADP for processing payroll	$399	$414	$213
Bank fees charged to accounts	121	150	182
Payments related to being public company including stock transfer agent fees	3,667	3,839	3,903
Trustee fees paid on behalf of subsidiaries	750	—	—
Payments to various vendors for employee healthcare and life benefits	5,921	2,512	3,615
Payments for retiree benefits under Section 1114	20,882	509	10,947
	$31,740	$7,424	$18,860

Line 29:
Cost of printing bankruptcy notices to stockholders	$1,208	$—	$5,043
Shipping charges for bankruptcy notices	$101	$—	$1,188
Cost of mailing bankruptcy notices to stockholders	7,500	—	125
	$8,809	$—	$6,356

*  Revenue deposited into Natmin Development bank account January 10, 2003.

Monthly Operating Report

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS - 4

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

ACCOUNTS RECEIVABLE AGING		SCHEDULE AMOUNT	MONTH January-03	MONTH February-03	MONTH March-03
1.	0-30		$488	$0	$65
2.	31-60
3.	61-90
4.	91+
5.	TOTAL ACCOUNTS RECEIVABLE	$0	$488	$0	$65
6.	AMOUNT CONSIDERED UNCOLLECTIBLE
7.	ACCOUNTS RECEIVABLE (NET)	$0	$488	$0	$65

AGING OF POSTPETITION TAXES AND PAYABLES                                                                     MONTH:        Mar-03

TAXES PAYABLE		0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1.	FEDERAL
2.	STATE
3.	LOCAL
4.	OTHER (ATTACH LIST)
5.	TOTAL TAXES PAYABLE	$0	$0	$0	$0	$0

6.	ACCOUNTS PAYABLE	$1,320	$83	$0	$0	$1,403

STATUS OF POSTPETITION TAXES                                                                                                   MONTH:        Mar-03

FEDERAL		BEGINNING TAX LIABILITY*	AMOUNT WITHHELD AND/ OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1.	WITHHOLDING**		$5,905	$5,905	$0
2.	FICA-EMPLOYEE**		$1,870	$1,870	$0
3.	FICA-EMPLOYER**		$1,869	$1,869	$0
4.	UNEMPLOYMENT		$0	$0	$0
5.	INCOME				$0
6.	OTHER (ATTACH LIST)				$0
7.	TOTAL FEDERAL TAXES	$0	$9,644	$9,644	$0
STATE AND LOCAL
8.	WITHHOLDING				$0
9.	SALES				$0
10.	EXCISE				$0
11.	UNEMPLOYMENT		$16	$16	$0
12.	REAL PROPERTY				$0
13.	PERSONAL PROPERTY				$0
14.	OTHER (ATTACH LIST)				$0
15.	TOTAL STATE & LOCAL	$0	$16	$16	$0
16.	TOTAL TAXES	$0	$9,660	$9,660	$0

*                 The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**          Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Monthly Operating Report

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS - 5

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                                                                                            MONTH:                          Mar-03

BANK RECONCILIATIONS		Account #1	Account #2	Account #3	TOTAL
A.	BANK:	Bank One NA	Bank One NA	Bank of Texas
B.	ACCOUNT NUMBER :	1822154009	9320008627	2880638307
C.	PURPOSE (TYPE):	Main Account	Zero balance disb acct	Money Mkt Acct
1.	BALANCE PER BANK STATEMENT	$330,755	$0	$2,855,031	$3,188,299
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$0		$55,647	$55,647
3.	SUBTRACT: OUTSTANDING CHECKS	$0	$9,294		$9,294
4.	OTHER RECONCILING ITEMS	$0			$0
5.	MONTH END BALANCE PER BOOKS	$330,755	$(9,294)	$2,910,678	$3,234,652
6.	NUMBER OF LAST CHECK WRITTEN	no checks written	13205	no checks written

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND				$0
13.	TOTAL CASH - END OF MONTH				$3,234,652

Monthly Operating Report

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS - 5

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number.  Attach additional sheets if necessary.

                                                                                                                                            MONTH:                          Mar-03

BANK RECONCILIATIONS		Account #4			TOTAL
A.	BANK:	Bank of Texas
B.	ACCOUNT NUMBER:	2880638406
C.	PURPOSE (TYPE):	Asset Sales
1.	BALANCE PER BANK STATEMENT	$2,513	$0	$0	$2,513
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$0			$0
3.	SUBTRACT: OUTSTANDING CHECKS	$0			$0
4.	OTHER RECONCILING ITEMS	$0			$0
5.	MONTH END BALANCE PER BOOKS	$2,513	$0	$0	$2,513
6.	NUMBER OF LAST CHECK WRITTEN	no checks written

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND				$0

13.	TOTAL CASH - END OF MONTH				see page 1

Monthly Operating Report

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS - 6

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

MONTH: MARCH 2003

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)—(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1. Robert H. Stone	Salary, car allowance	$18,385	$67,104
2.
3.
4.
5.
6. TOTAL PAYMENTS TO INSIDERS		$18,385	$67,104

PROFESSIONALS

NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1. None
2.
3.
4.
5.
6. TOTAL PAYMENTS TO PROFESSIONALS		$0	$0	$0	$0

*  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1. Merit Town Trails - office lease	$620	$620	$0
2. Shurgard Storage - storage lease	$67	$67	$0
3.
4.
5.
6. TOTAL	$687	$687	$0

Monthly Operating Report

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS - 7

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

MONTH: MARCH 2003

QUESTIONNAIRE		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?	X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM.  ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSURANCE		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW.  ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
See attached sheet

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS - 7

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

MONTH: MARCH 2003

Questionnaire:

3  Quarterly trustee fees and other expenses for three subsidiaries that have no cash were paid by Avatex Corporation.  The subsidiaries were Avatex Funding, Inc., Davenport, Inc. and US HealthData Interchange, Inc.

4  Made payments for retiree health and life benefits required under section 1114 of the Bankruptcy Code.

Insurance Policies:

Type of Policy	Carrier	Period Covered	Payment Amount and Frequency
Directors and Officers	Greenwich Insurance Co.	4/26/00-4/26/03	paid in full
Excess D&O	Executive Risk Indemnity	4/26/00-4/26/03	paid in full
Excess D&O	Travelers Casualty and Surety	4/26/00-4/26/03	paid in full
Commercial Crime	Travelers Casualty and Surety	5/20/02-5/20/03	paid in full
Workers Comp	Hartford Insurance	11/9/02-11/9/03	paid in full
Automobile	Hartford Insurance	11/9/02-11/9/03	paid in full
Property, General Liability	Hartford Insurance	11/9/02-11/9/03	$70 due April 2003
Fiduciary Liability	Greenwich Insurance Co.	5/26/02-5/26/05	paid in full

Monthly Operating Report

CASE NAME: AVATEX FUNDING, INC.	ACCRUAL BASIS

CASE NUMBER: 02-81274-SAF-11	02/13/95, RWD, 2/96

JUDGE: STEVEN A. FELSENTHAL

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: MARCH 31, 2003

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

Robert H. Stone
Chief Restructuring Officer
Date: April 20, 2003

PREPARER:

Stephen N. Shapu
Director of Accounting
Date: April 20, 2003

Monthly Operating Report

CASE NAME: AVATEX FUNDING, INC.	ACCRUAL BASIS - 1

CASE NUMBER: 02-81274-SAF-11	02/13/95, RWD, 2/96

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	MONTH January 2003	MONTH February 2003	MONTH March 2003
ASSETS
1.	UNRESTRICTED CASH
2.	RESTRICTED CASH
3.	TOTAL CASH	$0	$0	$0	$0
4.	ACCOUNTS RECEIVABLE (NET)
5.	INVENTORY
6.	NOTES RECEIVABLE
7.	PREPAID EXPENSES
8.	OTHER (ATTACH LIST)
9.	TOTAL CURRENT ASSETS	$0	$0	$0	$0
10.	PROPERTY, PLANT & EQUIPMENT
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION
12.	NET PROPERTY, PLANT & EQUIPMENT	$0	$0	$0	$0
13.	DUE FROM INSIDERS
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)
15.	OTHER (ATTACH LIST)
16.	TOTAL ASSETS	$0	$0	$0	$0
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE				$250
18.	TAXES PAYABLE
19.	NOTES PAYABLE
20.	PROFESSIONAL FEES
21.	SECURED DEBT
22.	OTHER (ATTACH LIST)		$333	$416	$450
23.	TOTAL POSTPETITION LIABILITIES		$333	$416	$700
PREPETITION LIABILITIES
24.	SECURED DEBT	$14,752,700	$14,752,700	$14,752,700	$14,752,700
25.	PRIORITY DEBT	$50	$50	$50	$50
26.	UNSECURED DEBT
27.	OTHER (ATTACH LIST)
28.	TOTAL PREPETITION LIABILITIES	$14,752,750	$14,752,750	$14,752,750	$14,752,750
29.	TOTAL LIABILITIES	$14,752,750	$14,753,083	$14,753,166	$14,753,450
EQUITY
30.	PREPETITION OWNERS’ EQUITY	$(14,752,750)	$(14,752,750)	$(14,752,750)	$(14,752,750)
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(333)	$(416)	$(700)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)
33.	TOTAL EQUITY	$(14,752,750)	$(14,753,083)	$(14,753,166)	$(14,753,450)
34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$0	$0	$0	$0

Monthly Operating Report

CASE NAME: AVATEX FUNDING, INC.	ACCRUAL BASIS - 1

CASE NUMBER: 02-81274-SAF-11	02/13/95, RWD, 2/96

ATTACHED LIST FOR THE FOLLOWING ITEMS:

	SCHEDULE AMOUNT	MONTH * January-03	MONTH * February-03	MONTH * March-03
Line 22:
Amount due Avatex Corporation (Case No. 02-81268-SAF-11) for payment of US Trustee Fee for Dec 02	$—	$250	$250	$250
Amount due Avatex Corporation (Case No. 02-81268-SAF-11) for payment to CT Corp for 2003 representation				200
US Trustee Fee Accrual	—	83	166	—
	$—	$333	$416	$450

* Monthly amounts are based on GAAP financial statements.

Monthly Operating Report

CASE NAME: AVATEX FUNDING, INC.	ACCRUAL BASIS - 2

CASE NUMBER: 02-81274-SAF-11	02/13/95, RWD, 2/96

INCOME STATEMENT		MONTH Jan-03	MONTH Feb-03	MONTH Mar-03	QUARTER TOTAL
REVENUES
1.	GROSS REVENUES
2.	LESS: RETURNS & DISCOUNTS
3.	NET REVENUE	$0	$0	$0	$0
COST OF GOODS SOLD
4.	MATERIAL
5.	DIRECT LABOR
6.	DIRECT OVERHEAD
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$0	$0	$0	$0
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION
10.	SELLING & MARKETING
11.	GENERAL & ADMINISTRATIVE			$200	$200
12.	RENT & LEASE
13.	OTHER (ATTACH LIST)
14.	TOTAL OPERATING EXPENSES	$0	$0	$200	$200
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$0	$0	$(200)	$(200)
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)
17.	NON-OPERATING EXPENSE (ATT. LIST)
18.	INTEREST EXPENSE
19.	DEPRECIATION / DEPLETION
20.	AMORTIZATION
21.	OTHER (ATTACH LIST)
22.	NET OTHER INCOME & EXPENSES	$0	$0	$0	$0
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES
24.	U.S. TRUSTEE FEES	$83	$83	$84	$250
25.	OTHER (ATTACH LIST)
26.	TOTAL REORGANIZATION EXPENSES	$83	$83	$84	$250
27.	INCOME TAX
28.	NET PROFIT (LOSS)	$(83)	$(83)	$(284)	$(450)

Monthly Operating Report

CASE NAME: AVATEX FUNDING, INC.	ACCRUAL BASIS - 3

CASE NUMBER: 02-81274-SAF-11	02/13/95, RWD, 2/96

		MONTH Jan-03	MONTH Feb-03	MONTH Mar-03	QUARTER TOTAL
CASH RECEIPTS AND DISBURSEMENTS
1.	CASH - BEGINNING OF MONTH	$0	$0	$0	$0
RECEIPTS FROM OPERATIONS
2.	CASH SALES
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION
4.	POSTPETITION
5.	TOTAL OPERATING RECEIPTS	$0	$0	$0	$0
NON - OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)
7.	SALE OF ASSETS
8.	OTHER (ATTACH LIST)
9.	TOTAL NON-OPERATING RECEIPTS	$0	$0	$0	$0
10.	TOTAL RECEIPTS	$0	$0	$0	$0
11.	TOTAL CASH AVAILABLE	$0	$0	$0	$0
OPERATING DISBURSEMENTS
12.	NET PAYROLL
13.	PAYROLL TAXES PAID
14.	SALES, USE & OTHER TAXES PAID
15.	SECURED / RENTAL / LEASES
16.	UTILITIES
17.	INSURANCE
18.	INVENTORY PURCHASES
19.	VEHICLE EXPENSES
20.	TRAVEL
21.	ENTERTAINMENT
22.	REPAIRS & MAINTENANCE
23.	SUPPLIES
24.	ADVERTISING
25.	OTHER (ATTACH LIST)
26.	TOTAL OPERATING DISBURSEMENTS	$0	$0	$0	$0
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES
28.	U.S. TRUSTEE FEES
29.	OTHER (ATTACH LIST)
30.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
31.	TOTAL DISBURSEMENTS	$0	$0	$0	$0
32.	NET CASH FLOW	$0	$0	$0	$0
33.	CASH - END OF MONTH	$0	$0	$0	$0

Monthly Operating Report

CASE NAME: AVATEX FUNDING, INC.	ACCRUAL BASIS - 4

CASE NUMBER: 02-81274-SAF-11	02/13/95, RWD, 2/96

ACCOUNTS RECEIVABLE AGING		SCHEDULE AMOUNT	MONTH Jan-03	MONTH Feb-03	MONTH Mar-03
1.	0-30
2.	31-60
3.	61-90
4.	91+
5.	TOTAL ACCOUNTS RECEIVABLE	$0	$0	$0	$0
6.	AMOUNT CONSIDERED UNCOLLECTIBLE
7.	ACCOUNTS RECEIVABLE (NET)	$0	$0	$0	$0

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH:	Mar-03

		0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
TAXES PAYABLE
1.	FEDERAL
2.	STATE
3.	LOCAL
4.	OTHER (ATTACH LIST)
5.	TOTAL TAXES PAYABLE	$0	$0	$0	$0	$0

6.	ACCOUNTS PAYABLE	$250	$0	$0	$0	$250

STATUS OF POSTPETITION TAXES	MONTH:	Mar-03

		BEGINNING TAX LIABILITY*	AMOUNT WITHHELD AND/ 0R ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
FEDERAL
1.	WITHHOLDING**
2.	FICA-EMPLOYEE**
3.	FICA-EMPLOYER**
4.	UNEMPLOYMENT
5.	INCOME
6.	OTHER (ATTACH LIST)
7.	TOTAL FEDERAL TAXES	$0	$0	$0	$0
STATE AND LOCAL
8.	WITHHOLDING
9.	SALES
10.	EXCISE
11.	UNEMPLOYMENT
12.	REAL PROPERTY
13.	PERSONAL PROPERTY
14.	OTHER (ATTACH LIST)
15.	TOTAL STATE & LOCAL	$0	$0	$0	$0
16.	TOTAL TAXES	$0	$0	$0	$0

*                                         The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**                                  Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Monthly Operating Report

CASE NAME: AVATEX FUNDING, INC.	ACCRUAL BASIS - 5

CASE NUMBER: 02-81274-SAF-11	02/13/95, RWD, 2/96

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

MONTH:	Mar-03

BANK RECONCILIATIONS		Account #1	Account #2	Account #3	TOTAL
A	BANK:	No bank account open
B.	ACCOUNT NUMBER:
C.	PURPOSE (TYPE):
1.	BALANCE PER BANK STATEMENT
2.	ADD: TOTAL DEPOSITS NOT CREDITED
3.	SUBTRACT: OUTSTANDING CHECKS
4.	OTHER RECONCILING ITEMS
5.	MONTH END BALANCE PER BOOKS	$0	$0	$0	$0
6.	NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND				$0

13.	TOTAL CASH - END OF MONTH				$0

Monthly Operating Report

CASE NAME: AVATEX FUNDING, INC.	ACCRUAL BASIS - 6

CASE NUMBER: 02-81274-SAF-11	02/13/95, RWD, 2/96

MONTH: MARCH 2003

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

NAME		TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.	None
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$0	$0

PROFESSIONALS

NAME		DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.	None
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO PROFESSIONALS		$0	$0	$0	$0

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR		SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1.	None
2.
3.
4.
5.
6.	TOTAL	$0	$0	$0

Monthly Operating Report

CASE NAME: AVATEX FUNDING, INC.	ACCRUAL BASIS - 7

CASE NUMBER: 02-81274-SAF-11	02/13/95, RWD, 2/96

MONTH: MARCH 2003

QUESTIONNAIRE		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?	X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSURANCE		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
Additional insured under policies of Avatex Corporation. See the MOR-7 report for Avatex Corporation 02-81268-SAF-11 for details about insurance in force.

Monthly Operating Report

CASE NAME: AVATEX FUNDING, INC.	ACCRUAL BASIS - 7

CASE NUMBER: 02-81274-SAF-11	02/13/95, RWD, 2/96

MONTH: MARCH 2003

ATTACHED LIST FOR THE FOLLOWING ITEMS:

5  Since this company has no cash, the US Trustee Fee and other expenses were paid by Avatex Corporation (Case Number: 02-81268-SAF-11) on behalf of Avatex Funding, Inc.